[Logo]M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                    MFS(R) HIGH
                    INCOME FUND
                    SEMIANNUAL REPORT o JULY 31, 1998












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              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 36)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 29
Trustees and Officers ..................................................... 37



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   HIGHLIGHTS
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   o  FOR THE SIX MONTHS ENDED JULY 31, 1998, CLASS A SHARES OF THE FUND
      PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.40%, CLASS B SHARES 4.04%, CLASS C SHARES 4.03%, AND CLASS I SHARES 4.56%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

   o THE HIGH-YIELD MARKET IS SEEING AN UNPRECEDENTED PERIOD OF GROWTH AND STRONG PERFORMANCE. IN THE SECOND QUARTER OF THIS YEAR, A RECORD $53 BILLION IN HIGH-YIELD BONDS WERE ISSUED, AND THE MARKET SURPASSED $570 BILLION IN BONDS OUTSTANDING.

   o WHILE THE ECONOMIC SLOWDOWN IN ASIA COULD ADVERSELY AFFECT THE U.S. ECONOMY, WE DO NOT THINK IT WILL MATERIALLY IMPACT THE CREDIT QUALITY OF THE HIGH-YIELD COMPANIES OWNED BY THE FUND, WHICH IS PRIMARILY INVESTED IN BONDS OF DOMESTIC COMPANIES THAT DO NOT HAVE HIGH EXPORTS TO THAT AREA.

   o THE BEST-PERFORMING SECTOR IN THE HIGH- YIELD MARKET OVER THE PAST YEAR HAS BEEN TELECOMMUNICATIONS AND, GIVEN THE GROWTH OPPORTUNITIES OF THESE COMPANIES AND THE WIDE SPREADS IN THIS SECTOR, WE BELIEVE MANY HIGH-YIELD TELECOMMUNICATIONS ISSUES CONTINUE TO REPRESENT GOOD VALUE.
--------------------------------------------------------------------------------


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        NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
     Jeffrey L. Shames

Dear Shareholders:
Although the U.S. stock market has enjoyed several years of double-digit advances, this summer's volatility shows the necessity of taking a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which stock prices have become more vulnerable to changes in the investment environment such as rising inflation and interest rates, a slowing economy, or -- as we have seen recently -- earnings disappointments. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on the slowdown in corporate earnings. In the second quarter, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result, the stock market has begun to retreat from the record-high levels set in mid-July. This retreat may help correct some of the overvaluations that have been building in the market for some time. Prior to July, equity prices had continued to rise without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, the average P/E ratio was some 20% higher, at about 28. If this summer's downturn helps create more reasonable valuations, we believe the correction could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

As long as interest rates remain low and the economy continues to grow, we expect stock prices to advance over the next 12 months in line with corporate earnings, that is, about 8% to 10%. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, the region's economies are still very weak and the situation could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was the major factor behind the turmoil as excesses in its banking and real estate sectors led to severe currency problems. Although Japan now has a new government, questions remain about the nation's commitment to ending the loan crisis and reforming its banking system. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our commitment to original, company-by-company research gives us an advantage, by helping us find companies that we think can keep growing or gain market share during periods of market turmoil. To help fulfill this commitment, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

----------------------------


[Photo of Robert J. Manning]


----------------------------
     Robert J. Manning

For the six months ended July 31, 1998, Class A shares of the Fund provided a total return of 4.40%, Class B shares 4.04%, Class C shares 4.03%, and Class I shares 4.56%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 2.83% return during the same period for the Lehman Brothers Corporate Bond Index, an unmanaged, market-value-weighted index comprised of all public, fixed-rate nonconvertible, investment-grade corporate debt. The Fund's returns also compare to a 3.24% return for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt. The Fund is replacing the Lehman Brothers Corporate Bond Index with the Lehman Brothers High Yield Bond Index because we feel the latter better reflects the universe in which the Fund invests.

Q. WHAT'S YOUR VIEW ON THE CURRENT HIGH-YIELD ENVIRONMENT?

A. This market is seeing an unprecedented period of growth and strong performance. In the second quarter of this year, a record $53 billion in high-yield bonds were issued, and the market surpassed $570 billion in bonds outstanding. This was the seventh quarter in the past two years that high-yield bonds were the best-performing domestic fixed-income asset class. Healthy economic growth benefited the market's performance as companies continued to post improved operating results.

Q. HOW IS THIS REFLECTED IN HIGH-INCOME YIELDS?

A. The yield spread between high-yield bonds and U.S. Treasury notes has widened recently as some global equity investors have sought the security of the Treasury market following renewed concerns about economic problems in Asia. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result of this flight to quality, the yield on Treasury notes fell slightly, to 5.4%, while the yield on the Salomon Brothers High-Yield Bond Index, an unmanaged index of noninvestment-grade U.S. corporate debt, remained at 9.2%. Given the low level of interest rates, we believe the high-yield market remains attractively valued, with the spread to Treasuries at 3.8%, its widest level in two-and-a-half years.

Q. YOU MENTIONED ASIA. WHAT EFFECT DO YOU THINK THE CRISIS THERE MIGHT HAVE ON YOUR MARKET?

A. While the economic slowdown in Asia could adversely affect the U.S. economy, we do not think it will materially impact the credit quality of the high-yield companies owned by the Fund, which is primarily invested in the bonds of domestic companies. When the crisis in Southeast Asia developed last fall we reduced our holdings in companies with high exports to that area.

Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT APPROACH?

A. We take a conservative approach to high-income investing and focus on the combined objectives of high yield and total return. We follow a disciplined research and investment process that focuses on management evaluations, cash-flow projections, asset and collateral evaluations, capital-structure analysis, and industry-fundamental analysis.

Q. WHAT SECTORS IN THE PORTFOLIO HAVE BENEFITED THE MOST FROM THE FAVORABLE ENVIRONMENT FOR HIGH-YIELD BONDS?

A. The best-performing sector in the high-yield market over the past year has been telecommunications and, given the growth opportunities of these companies and the wide spreads in this sector, we believe many high-yield telecommunications issues continue to represent good value.

Q. ARE THERE OTHER SECTORS YOU LIKE?

A. The Fund is also overweighted in general industrials and in the aerospace sector, in which equipment suppliers such as BE Aerospace, Moog, and Argotech are benefiting from aircraft renovation and from orders for new commercial aircraft. The general industrial holdings include several basic manufacturing companies. Often, these are niche companies such as Clark Schwebel, Interlake Corp., and Hayes Wheels with high market shares that generate a lot of free cash flow.

Q. WHAT ABOUT SECTORS YOU'RE AVOIDING?

A. We are underweighted in the energy, retail, and health care sectors. At this time, we think these industries have excess capacity and, as a result, little pricing power.

Q. WHAT ABOUT THE INTERNATIONAL HIGH-YIELD MARKETS? HOW MUCH EXPOSURE DO YOU HAVE THERE, AND WHAT INDUSTRIES DO YOU FAVOR?

A. We currently have very little international exposure. Although we can invest up to 50% of the portfolio in non-U.S. bonds and generally will invest from zero to 20%, we think the best risk-adjusted returns for this fund are in the domestic market, so our foreign allocation is presently 8%.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE GOING FORWARD?

A. As we move to the end of 1998, credit problems could develop as the economic cycle begins to mature. Given that possibility, we're more concerned about being prepared for a downturn than we are about participating in any possible upside. However, we also believe that the higher-quality companies in the portfolio will fare better in a lower-growth environment.

/s/ Robert J. Manning
    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   ROBERT J. MANNING IS SENIOR VICE PRESIDENT AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, MFS(R) SPECIAL VALUE TRUST, MFS(R) AMERICAN(SM) U.S. HIGH YIELD FUND, AND MFS(R) MERIDIAN(SM) U.S. HIGH YIELD FUND.

   MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER OF MFS SPECIAL VALUE TRUST IN 1992, SENIOR VICE PRESIDENT IN 1993, PORTFOLIO MANAGER OF MFS HIGH INCOME FUND IN 1994, AND PORTFOLIO MANAGER OF MFS HIGH YIELD OPPORTUNITIES FUND IN 1998. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED AN M.B.A. IN FINANCE FROM BOSTON COLLEGE.

--------------------------------------------------------------------------------







This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

   OBJECTIVE:               SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY IN
                            A DIVERSIFIED PORTFOLIO OF FIXED-INCOME SECURITIES,
                            SOME OF WHICH MAY INVOLVE EQUITY FEATURES. CAPITAL
                            GROWTH, IF ANY, IS INCIDENTAL.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:   FEBRUARY 17, 1978

   CLASS INCEPTION:         CLASS A FEBRUARY 17, 1978
                            CLASS B SEPTEMBER 27, 1993
                            CLASS C JANUARY 3, 1994
                            CLASS I JANUARY 2, 1997

   SIZE:                    $1.4 BILLION NET ASSETS AS OF JULY 31, 1998

--------------------------------------------------------------------------------


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JULY 31, 1998

CLASS A

                                                   6 Months       1 Year      3 Years      5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +4.40%      +11.26%      +41.13%      +62.96%        +171.16%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +11.26%      +12.17%      +10.26%        + 10.49%
------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        + 5.97%      +10.37%      + 9.19%        +  9.95%
------------------------------------------------------------------------------------------------------------------

CLASS B

                                                   6 Months       1 Year      3 Years      5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +4.04%      +10.48%      +38.02%      +56.85%        +161.03%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +10.48%      +11.34%      + 9.42%        + 10.07%
------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        + 6.48%      +10.53%      + 9.14%        + 10.07%
------------------------------------------------------------------------------------------------------------------

CLASS C

                                                   6 Months       1 Year      3 Years      5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +4.03%      +10.66%      +38.36%      +57.71%        +162.46%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +10.66%      +11.43%      + 9.54%        + 10.13%
------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        + 9.66%      +11.43%      + 9.54%        + 10.13%
------------------------------------------------------------------------------------------------------------------

CLASS I

                                                   6 Months       1 Year      3 Years      5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +4.56%      +11.60%      +41.59%      +63.48%        +171.90%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +11.60%      +12.29%      +10.33%        + 10.52%
------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF JULY 31, 1998

QUALITY RATINGS

"BBB"                     1.2%
"BB"                     12.9%
"B"                      66.1%
"CCC"                     4.3%
"C"                       0.1%
Not Rated                15.4%

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 1998

Bonds - 88.6%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 80.6%
  Aerospace - 3.7%
    Airplane Pass-Through Trust, 10.875s, 2019                       $  5,250           $    5,932,448
    Argo Tech Corp., 8.625s, 2007                                       5,550                5,633,250
    BE Aerospace, Inc., 9.875s, 2006                                    7,150                7,668,375
    BE Aerospace, 8s, 2008                                              3,525                3,560,250
    K & F Industries, Inc., 9.25s, 2007                                 8,375                8,458,750
    MOOG, Inc., 10s, 2006                                              13,015               13,958,587
    Stellex Industries, Inc., 9.5s, 2007                                2,000                1,960,000
    United Defense Industries, Inc., 8.75s, 2007                        2,535                2,573,025
                                                                                        --------------
                                                                                        $   49,744,685
------------------------------------------------------------------------------------------------------
  Building - 1.8%
    AAF-McQuay, Inc., 8.875s, 2003                                   $  7,125           $    7,027,031
    Building Materials Corp., 8.625s, 2006                              5,490                5,640,975
    Building Materials Corp., 8s, 2007##                                3,000                3,015,000
    Nortek, Inc., 9.875s, 2004                                          2,300                2,374,750
    Nortek, Inc., 9.25s, 2007                                           5,925                6,087,937
    UDC Homes, Inc., 2000                                                  30                   16,650
                                                                                        --------------
                                                                                        $   24,162,343
------------------------------------------------------------------------------------------------------
  Business Services - 2.8%
    Anacomp, Inc., 10.875s, 2004                                     $  5,650           $    5,960,750
    Iron Mountain, Inc., 10.125s, 2006                                 10,275               11,199,750
    Pierce Leahy Corp., 11.125s, 2006                                   3,477                3,907,279
    Pierce Leahy Corp., 9.125s, 2007                                    2,225                2,314,000
    Unisys Corp., 12s, 2003                                             9,425               10,662,031
    Zilog, Inc., 9.5s, 2005##                                           4,500                3,465,000
                                                                                        --------------
                                                                                        $   37,508,810
------------------------------------------------------------------------------------------------------
  Chemicals - 1.3%
    Brunner Mond Group Plc, 11s, 2008                                $  2,005           $    2,040,088
    NL Industries, Inc., 11.75s, 2003                                   9,655               10,620,500
    Sterling Chemicals, Inc., 11.25s, 2007                              4,775                4,822,750
                                                                                        --------------
                                                                                        $   17,483,338
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 5.7%
    American Safety Razor Co., 9.875s, 2005                          $  6,000           $    6,397,500
    Boyds Collection Ltd., 9s, 2008##                                   3,200                3,200,000
    Galey & Lord, Inc., 9.125s, 2008                                    3,825                3,691,125
    Globe Manufacturing Corp., 10s, 2008#                               3,075                3,098,063
    Hayes Wheels International, Inc., 11s, 2006                         4,525                5,101,937
    Haynes International, Inc., 11.625s, 2004                           7,495                8,394,400
    Kindercare Learning Centers, Inc., 9.5s, 2009                       5,000                5,087,500
    Polymer Group, Inc., 9s, 2007                                       9,590                9,841,737
    Polymer Group, Inc., 8.75s, 2008##                                  3,000                3,041,250
    Reeves Industries, Inc., 11s, 2002                                  1,360                1,360,446
    Reeves, Inc., 13s, 2004                                             1,325                  662,272
    Remington Products Co. LLC, 11s, 2006                               7,270                6,597,525
    Revlon Consumer Products Corp., 8.125s, 2006##                      4,125                4,166,250
    Revlon Consumer Products Corp., 8.625s, 2008##                      8,915                9,137,875
    Synthetic Industries, Inc., 9.25s, 2007                             7,290                7,435,800
                                                                                        --------------
                                                                                        $   77,213,680
------------------------------------------------------------------------------------------------------
  Containers - 1.4%
    Atlantis Group, Inc., 11s, 2003                                  $  7,500           $    7,987,500
    Silgan Holdings, Inc., 9s, 2009                                     5,650                5,890,125
    U.S. Can Corp., 10.125s, 2006##                                     5,700                5,928,000
                                                                                        --------------
                                                                                        $   19,805,625
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.3%
    Merrill Lynch Mortgage Investors, Inc., 8.161s, 2022+            $  4,500           $    4,360,781
------------------------------------------------------------------------------------------------------
  Energy - 3.3%
    AmeriGas Partners LP, 10.125s, 2007                              $  3,400           $    3,587,000
    Chesapeake Energy Corp., 9.625s, 2005##                             6,200                5,983,000
    Chiles Offshore Corp., 10s, 2008##                                  1,400                1,302,000
    Clark USA, Inc., 10.875s, 2005                                      3,890                4,298,450
    Continental Resources Inc., 10.25s, 2008##                          6,150                6,057,750
    El Paso Electric Co., 8.9s, 2006                                    4,550                5,075,070
    Giant Industries, Inc., 9s, 2007                                      100                  101,000
    Gulfmark Offshore, 8.75s, 2008##                                    4,425                4,347,562
    P & L Coal Holdings Corp., 9.625s, 2008                             6,500                6,760,000
    Petsec Energy, Inc., 9.5s, 2007                                     3,925                3,944,625
    Pool Energy Services Co., 8.625s, 2008##                            2,575                2,459,125
    Wiser Oil Co. Delaware, 9.5s, 2007                                    675                  624,375
                                                                                        --------------
                                                                                        $   44,539,957
------------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
    Allbritton Communications Co., 9.75s, 2007                       $  7,675           $    8,135,500
    AMC Entertainment, Inc., 9.5s, 2009                                 6,875                6,978,125
    American Skiing Co., 12s, 2006                                      5,300                5,949,250
    Cinemark USA, Inc., 9.625s, 2008                                    4,700                4,864,500
    Hollywood Theaters, Inc., 10.625s, 2007                             2,025                2,121,188
    Marvel Holdings, Inc., 0s, 1998*                                   11,125                  403,281
                                                                                        --------------
                                                                                        $   28,451,844
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    Jorgansen Bank, 8.938s, 2004                                     $  4,988           $    4,980,807
------------------------------------------------------------------------------------------------------
  Financial Services - 0.5%
    Americo Life, Inc., 9.25s, 2005                                  $  2,050           $    2,116,625
    Williams Scotsman, Inc., 9.875s, 2007                               4,525                4,672,063
                                                                                        --------------
                                                                                        $    6,788,688
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.1%
    Delta Beverage Group, Inc., 9.75s, 2003                          $  2,425           $    2,540,188
    Fage Dairy Industries SA, 9s, 2007                                  2,700                2,625,750
    Friendly Ice Cream Corp., 10.5s, 2007                               5,760                5,875,200
    Planet Hollywood, 12s, 2005                                         5,275                4,457,375
    Purina Mills, Inc., 9s, 2010##                                      3,050                3,141,500
    Specialty Foods Corp., 10.25s, 2001                                10,225                9,892,687
                                                                                        --------------
                                                                                        $   28,532,700
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 3.0%
    Buckeye Cellulose Corp., 8.5s, 2005                              $  1,000           $    1,025,000
    Buckeye Cellulose Corp., 9.25s, 2008                                1,000                1,055,000
    Florida Coast Paper Co. LLC, 12.75s, 2003                           6,650                7,248,500
    Gaylord Container Corp., 9.75s, 2007                                4,500                4,185,000
    Gaylord Container Corp., 9.875s, 2008##                             5,465                5,027,800
    Graham Packaging Co./GPC Capital, 8.75s, 2008##                     3,930                3,969,300
    Repap New Brunswick, Inc., 9s, 2004                                 2,125                2,125,000
    Speciality Paperboard, Inc., 9.375s, 2006##                         5,350                5,604,125
    U.S. Timberlands, 9.625s, 2007                                      9,500                9,808,750
                                                                                        --------------
                                                                                        $   40,048,475
------------------------------------------------------------------------------------------------------
  Gaming - 4.2%
    Boyd Gaming Corp., 9.5s, 2007                                    $  9,475           $    9,901,375
    Casino America, Inc., 12.5s, 2003                                   5,900                6,667,000
    Coast Hotels & Casinos, Inc., 13s, 2002                             3,625                4,186,875
    Eldorado Resorts, 10.5s, 2006                                       5,455                5,973,225
    Grand Casinos, Inc., 10.125s, 2003                                  6,055                6,599,950
    HorseShoe Gaming LLC, 9.375s, 2007                                    155                  165,075
    Prime Hospitality Corp., 9.75s, 2007                                7,895                8,408,175
    Red Roof Inns, Inc., 9.625s, 2003                                   9,260                9,560,950
    Santa Fe Hotel, Inc., 11s, 2000                                     5,295                5,215,575
                                                                                        --------------
                                                                                        $   56,678,200
------------------------------------------------------------------------------------------------------
  Industrial - 7.9%
    Clark-Schwebel, Inc., 10.5s, 2006                                $  4,675           $    5,393,781
    Columbus Mckinnon Corp., 8.5s, 2008##                               3,000                2,940,000
    Day International Group, Inc., 11.125s, 2005                        2,350                2,561,500
    Envirosource, Inc., 9.75s, 2003                                     4,000                4,030,000
    Esi Tractebel, 7.99s, 2011##                                        2,150                2,144,625
    Furon Co., 8.125s, 2008##                                           4,800                4,836,000
    General Binding Corp., 9.375s, 2008##                               4,200                4,305,000
    Grove Worldwide LLC, 9.25s, 2008##                                  2,735                2,666,625
    Hayes Wheels International, Inc., 9.125s, 2007                      5,250                5,538,750
    IMO Industries, Inc., 11.75s, 2006                                  7,825                8,803,125
    Interlake Corp., 12s, 2001                                         12,135               13,166,475
    Interlake Corp., 12.125s, 2002                                      2,200                2,255,000
    International Knife & Saw, Inc., 11.375s, 2006                      2,060                2,224,800
    Johnstown America Industries, Inc., 11.75s, 2005                    4,925                5,460,075
    Newcor, Inc., 9.875s, 2008##                                        6,450                6,450,000
    Numatics, Inc., 9.625s, 2008##                                      1,915                1,962,875
    Oxford Automotive, Inc., 10.125s, 2007                              4,425                4,535,625
    Psinet, Inc., 10s, 2005                                             1,445                1,517,250
    Samsonite, Inc., 10.75s, 2008##                                     3,900                3,851,250
    Simonds Industries, Inc., 10.25s, 2008                              2,175                2,223,938
    Stanadyne Automotive Corp., 10.25s, 2007##                          1,540                1,578,500
    Talon Automotive Group, Inc., 9.625s, 2008##                        1,750                1,741,250
    Thermadyne Holdings, 0s to 2003, 12.5s to 2008##                   12,375                6,930,000
    Thermadyne Manufacturing, 9.875s, 2008##                            5,750                5,865,000
    Venture Holdings, 9.5s, 2005                                          250                  255,000
    Venture Holdings Trust, 9.75s, 2004                                   679                  682,395
    Wheeling Pittsburgh Corp., 9.25s, 2007                              3,650                3,704,750
                                                                                        --------------
                                                                                        $  107,623,589
------------------------------------------------------------------------------------------------------
  Media - 11.4%
    American Mobile Satellite Corp., 12.25s, 2008##                  $  5,800           $    5,278,000
    Big Flower Press Holdings, Inc., 8.875s, 2007##                     4,430                4,562,900
    Chancellor Media Corp., 8.75s, 2007                                 4,135                4,300,400
    Charter Communications Southeast LP, 11.25s, 2006                   7,575                8,578,687
    Classic Cable, Inc., 9.875s, 2008##                                 2,950                3,082,750
    Classic Communications, Inc., 0s to 2003, 13.25s to 2008            3,000                1,725,000
    Crown Castle International Corp., 0s to 2002,
      10.625s to 2007                                                   3,025                2,151,531
    CSC Holdings, Inc., 8.125s, 2009                                    6,000                6,390,000
    Cumulus Media, Inc., 10.375s, 2008                                  1,825                1,916,250
    Dialog Corporation PLC, 11s, 2007                                   8,925                9,772,875
    Digital Television Services, Inc., 12.5s, 2007                      7,100                8,111,750
    EchoStar Communications Corp., 0s to 1999, 12.875s
      to 2004                                                           3,775                3,718,375
    EchoStar Satellite Broadcasting Corp., 0s to 2000,
      13.125s to 2004                                                   8,625                7,978,125
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                        9,525                9,786,937
    FrontierVision Holding LP, 0s to 2001, 11.87s to 2007               3,445                2,790,450
    Frontiervision Operating Partnership LP, 11s, 2006                  2,850                3,167,063
    Golden Books Publishing, Inc., 7.65s, 2002                          7,285                5,627,663
    Granite Broadcasting Corp., 10.375s, 2005                           4,400                4,664,000
    Granite Broadcasting Corp., 8.875s, 2008##                          3,500                3,570,000
    Hollinger International Publishing, Inc., 9.25s, 2007               7,475                7,904,813
    Intermedia Capital Partners IV, LP, 11.25s, 2006                    6,200                7,052,500
    Jacor Communications Co., 8s, 2010                                  3,320                3,386,400
    Lenfest Communications, Inc., 8.375s, 2005                          2,000                2,127,500
    Lenfest Communications, Inc., 10.5s, 2006                           5,925                6,932,250
    Liberty Group Operating, Inc., 9.375s, 2008##                       4,770                4,865,400
    LIN Holdings Corp., 0s to 2003, 10s to 2008##                       1,500                1,053,750
    LIN Television Corp., 8.375s, 2008##                                6,100                6,237,250
    Outdoor Systems, Inc., 8.875s, 2007                                 3,950                4,167,250
    Renaissance Media Louisiana LLC, 0s to 2003,
      10s to 2008##                                                     3,145                1,918,450
    Transwestern Publishing Co., 9.625s, 2007                           3,150                3,276,000
    Triton PCS, Inc., 0s to 2003, 11s to 2008##                        10,850                6,238,750
    Young Broadcasting, Inc., 8.75s, 2007                               2,500                2,625,000
                                                                                        --------------
                                                                                        $  154,958,069
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.7%
    Fresenius Medical Care Capital Trust, 7.875s, 2008##             $  2,400           $    2,352,000
    Mediq, Inc., 11s, 2008##                                            3,175                3,198,813
    Pharmerica, Inc., 8.375s, 2008##                                    4,450                4,427,750
                                                                                        --------------
                                                                                        $    9,978,563
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.4%
    Alaris Medical Inc., 0s to 2003, 11.125s to 2008##               $  6,410           $    3,733,825
    Beverly Enterprises, Inc., 9s, 2006                                 4,550                4,652,375
    Insight Health Services Corp., 9.625s, 2008##                       1,775                1,739,500
    Oxford Health Plans, Inc., 11s, 2005##                              2,525                2,474,500
    Prime Medical Services Inc., 8.75s, 2008##                          6,220                6,095,600
                                                                                        --------------
                                                                                        $   18,695,800
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 4.1%
    Acme Metals Inc., 10.875s, 2007##                                $  2,675           $    1,872,500
    Ak Steel Holdings Corp., 9.125s, 2006                               7,085                7,403,825
    Commonwealth Aluminum Corp., 10.75s, 2006                           5,050                5,239,375
    Doe Run Resources Corp., 11.25s, 2005##                             4,250                4,292,500
    GS Technologies Operating, Inc., 12.25s, 2005                       1,890                2,022,300
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                      3,700                3,811,000
    Keystone Consolidated Industries, Inc., 9.625s, 2007                4,620                4,700,850
    Metal Management, Inc., 10s, 2008##                                 6,375                6,311,250
    Republic Engineered Steels, Inc., 9.875s, 2001                      1,000                1,010,000
    Ryerson Tull, Inc., 9.125s, 2006                                    1,050                1,139,250
    Schuff Steel Co., 10.5s, 2008##                                     5,840                5,840,000
    WCI Steel, Inc., 10s, 2004                                          8,125                8,246,875
    WHX Corp., 10.5s, 2005                                              3,200                3,232,000
                                                                                        --------------
                                                                                        $   55,121,725
------------------------------------------------------------------------------------------------------
  Mining - 0.1%
    AEI Holdings, Inc., 10s, 2007##                                  $  1,000           $      987,500
------------------------------------------------------------------------------------------------------
  Retail - 2.2%
    Affinity Group Holding, Inc., 11s, 2007                          $  2,500           $    2,659,375
    Cole National Group, Inc., 8.625s, 2007                             8,900                9,022,375
    Finlay Enterprises, Inc., 9s, 2008                                  3,500                3,561,250
    Finlay Fine Jewelry Corp., 8.375s, 2008                             3,475                3,544,500
    J Crew Operating Corp., 10.375s, 2007                               4,075                3,993,500
    Musicland Group Inc., 9s, 2003                                      2,750                2,701,875
    Musicland Group, Inc., 9.875s, 2008                                 4,475                4,508,562
                                                                                        --------------
                                                                                        $   29,991,437
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Jitney-Jungle Stores of America, Inc., 12s, 2006                 $  1,000           $    1,142,500
    Marsh Supermarkets, Inc., 8.875s, 2007                                135                  138,375
                                                                                        --------------
                                                                                        $    1,280,875
------------------------------------------------------------------------------------------------------
  Telecommunications - 19.8%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                 $  4,500           $    3,825,000
    Allegiance Telecom Inc., 0s to 2003, 11.75s to 2008##               7,700                3,811,500
    Allegiance Telecom Inc., 12.875s, 2008                              4,000                4,050,000
    Americian Cellular Corp., 10.5s, 2008##                             5,100                5,176,500
    Century Communications Corp., 0s, 2008                                100                   47,250
    Convergent Communications, Inc., 13s, 2008##                        5,500                5,417,500
    Digital Teleport Holdings, Inc., 0s to 2003,
      12.5s to 2008##                                                   9,675                5,079,375
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008##                   10,900                6,213,000
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007##                     2,825                2,076,375
    Esat Telecom Group PLC, 0s to 2002, 12.5s to 2007                   5,050                3,711,750
    Esprit Telecom Group PLC, 11.5s, 2007                                 800                  848,000
    Esprit Telecom Group PLC, 10.875s, 2008##                           6,250                6,375,000
    Exodus Communications, Inc., 11.25s, 2008##                         9,350                9,513,625
    Flag Ltd., 8.25s, 2008##                                            5,675                5,760,125
    GCI, Inc., 9.75s, 2007                                              4,245                4,414,800
    Global Crossing Holdings Ltd., 9.625s, 2008##                       7,700                8,162,000
    GlobalStar LP/Capital, 11.375s, 2004##                              6,905                6,387,125
    ICG Holdings, Inc., 0s to 2001, 12.5s, to 2006                      9,325                7,320,125
    Intermedia Communications, Inc., 8.875s, 2007                       5,100                5,253,000
    Intermedia Communications, Inc., 0s to 2002,
      11.125s to  2007                                                  1,650                1,245,750
    ITC Deltacom, Inc., 11s, 2007                                       4,095                4,678,537
    L-3 Communications Corp., 10.375s, 2007                             3,740                4,151,400
    L-3 Communications Corp., 8.5s, 2008                                3,750                3,834,375
    Level 3 Communications, Inc., 9.125s, 2008##                        7,200                7,092,000
    McCaw International Ltd., 0s to 2002, 13s to 2007                   7,225                4,804,625
    Metronet Communications Corp., 0s to 2003,
      9.95s to 2008##                                                  12,850                8,159,750
    MJD Communications, Inc., 9.5s, 2008##                              3,850                3,965,500
    Mobile Telecommunication Technologies Corp.,
      13.5s, 2002                                                       8,515                9,877,400
    Nextel Communications, Inc., 0s to 1999, 9.75s to 2004             10,335                9,261,925
    Nextel Communications Inc., 0s to 2003, 11.5s to 2008##             4,000                2,630,000
    Nextel International, Inc., 0s to 2003,
      12.125s to 2008##                                                11,475                6,770,250
    Nextlink Communications, Inc., 9.625s, 2007                         4,800                4,944,000
    Northeast Optic Network, 12.75s, 2008                               3,650                3,650,000
    NTL, Inc., 0s to 2003, 9.75s to 2008##                              5,265                3,567,038
    Onepoint Communications Corp., 14.5s, 2008##                        2,825                2,641,375
    Orbital Imaging Corp., 11.625s, 2005##                              2,930                2,973,950
    Orion Network Systems, Inc., 11.25s, 2007                             500                  558,750
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008##               6,240                3,853,200
    Pathnet, Inc., 12.25s, 2008##                                       5,500                5,802,500
    Pinnacle Holdings, Inc., 0s to 2003, 10s to 2008##                  8,100                5,376,375
    Qwest Communications International, Inc., 0s to 2002,
      9.47s to 2007                                                     2,225                1,718,813
    Qwest Communications International, Inc., 10.875s, 2007             1,890                2,192,400
    RCN Corp., 0s to 2002, 11.25s to 2007                               8,015                5,189,712
    Rhythms Netconnections, Inc., 0s to 2003, 13.5s to 2008##           1,850                  841,750
    Rogers Cablesystems, Inc., 9.625s, 2002                               750                  800,625
    Rogers Cablesystems, Inc., 10.125s, 2012                            5,700                6,241,500
    Rural Cellular Corp., 9.625s, 2008##                                3,200                3,224,000
    Spectrasite Holdings, Inc., 12s, 2008##                            11,750                7,167,500
    Sprint Spectrum LP, 11s, 2006                                         450                  519,750
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007                                                    7,540                4,995,250
    Telesystem International Wireless, Inc., 0s to 2002,
      10.5s to 2007##                                                   3,545                2,140,294
    Time Warner Telecommunications Inc., 9.75s, 2008                    7,650                7,822,125
    United International Holdings, Inc., 0s to 2003,
      10.75s to 2008##                                                  8,150                5,154,875
    Verio, Inc., 10.375s, 2005##                                        2,475                2,586,375
    Versatel Telecom B V, 13.25s, 2008##                                7,675                8,077,937
    Viatel, Inc., 12.5s, 2008##                                         5,375                3,547,500
    Viatel, Inc., 11.25s, 2008##                                        4,775                5,228,625
    Western Wireless Corp., 10.5s, 2007                                 7,900                8,512,250
                                                                                        --------------
                                                                                        $  269,242,031
------------------------------------------------------------------------------------------------------
  Transportation - 0.3%
    Moran Transportation Co., 11.75s, 2004                           $  3,500           $    3,893,750
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $1,092,073,272
------------------------------------------------------------------------------------------------------
Foreign Bonds - 8.0%
  Bulgaria - 0.3%
    National Republic of Bulgaria, 2.5s, 2012                        $  6,000           $    3,765,000
------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Acetex, Inc., 9.75s, 2003 (Chemicals)                            $  4,075           $    4,187,062
    Clearnet Communications, Inc., 0s to 2000, 14.75s
      to 2005 (Telecommunications)                                      4,650                4,010,625
    International Utility Structures, Inc., 10.75s,
      2008 (Energy)##                                                   2,175                2,229,375
    Metronet Communications Corp., 0s to 2002,
      10.75s to 2007 (Telecommunications)                               6,000                4,065,000
    Metronet Communications Corp., 12s, 2007
      (Telecommunications)#                                             3,250                3,745,625
    PCI Chemicals Canada Inc., 9.25s, 2007 (Chemicals)##                4,875                4,582,500
    Repap New Brunswick, Inc., 10.625s, 2005
      (Forest and Paper Products)##                                     7,530                7,379,400
                                                                                        --------------
                                                                                        $   30,199,587
------------------------------------------------------------------------------------------------------
  China - 0.2%
    Dao Heng Bank Ltd., 7.75s, 2007
      (Financial Institutions)##                                     $  3,325           $    2,819,899
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.7%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.25s, 2006 (Telecommunications)                  $ 11,315           $    9,009,569
------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Satelites Mexicanos S A De C V, 10.125s, 2004
      (Telecommunications)##                                         $  5,390           $    5,160,925
------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Ptc International Finance BV, 0s to 2002, 10.75s, 2007
      (Financial Services)                                           $  2,515           $    1,766,788
------------------------------------------------------------------------------------------------------
  Russia - 1.2%
    Ministry of Finance, Russia, 10s, 2007                           $  4,700           $    3,290,000
    Ministry of Finance, Russia, 12.75s, 2028##                         2,120                1,738,400
    Vnesheconombank, Russia, 6.625s, 2015                              21,400               10,900,625
                                                                                        --------------
                                                                                        $   15,929,025
------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Republic of Korea, 8.875s, 2008                                  $  3,675           $    3,453,397
------------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Jasmine Submarine Telecom Ltd., 8.483s, 2011
      (Telecommunications)##                                         $  3,455           $    3,095,078
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.4%
    Newsquest Capital PLC, 11s, 2006 (Media)                         $  3,921           $    4,430,730
    Telewest PLC, 9.625s, 2006 (Telecommunications)                     3,925                4,219,375
    Colt Telecommunications Group PLC, 12s to 2006,
      (Telecommunications)                                             14,395               11,731,925
    Colt Telecommunications Group PLC,
      8.875s, 2007 (Telecommunications)                                 8,000                4,859,119
    Hmv Media Group PLC, 10.25s, 2008 (Retail)##                        5,825                5,926,938
    Middleweb PLC Bankers Trust Lux, 10.5s, 2008
      (Financial Institutions)##                                          865                1,409,013
                                                                                        --------------
                                                                                        $   32,577,100
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $  107,776,368
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,176,368,296)                                           $1,199,849,640
------------------------------------------------------------------------------------------------------

Stocks
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks
  Consumer Goods and Services
    Ranger Industries, Inc.++* (Identified Cost, $7,223,919)          266,768           $      133,384
------------------------------------------------------------------------------------------------------

Preferred Stock - 3.1%
------------------------------------------------------------------------------------------------------
Consumer Goods and Services
  Renaissance Cosmetics, Inc., 14s##                                    8,898           $       88,980
------------------------------------------------------------------------------------------------------
Energy - 0.5%
  Clark USA, Inc.                                                       3,013           $    3,193,780
  El Paso Electric Co.*                                                27,981                3,021,948
                                                                                        --------------
                                                                                        $    6,215,728
------------------------------------------------------------------------------------------------------
Media - 0.9%
  CSC Holdings, Inc.                                                   44,216           $    5,129,056
  Primedia, Inc.                                                       79,300                7,830,875
                                                                                        --------------
                                                                                        $   12,959,931
------------------------------------------------------------------------------------------------------
Supermarkets - 0.7%
  Supermarkets General Holdings Corp., $3.52 Exch., 2007              318,098           $    9,224,842
------------------------------------------------------------------------------------------------------
Telecommunications - 1.0%
  E Spire Communications, Inc.                                            151           $      166,478
  Granite Broadcasting Corp.                                            1,000                   55,500
  ICG Funding LLC##*                                                   34,750                2,571,500
  NEXTEL Communications, Inc.*                                          3,628                4,008,940
  Rural Cellular Corp.                                                  6,440                6,472,200
                                                                                        --------------
                                                                                        $   13,274,618
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $41,285,723)                                    $   41,764,099
------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.7%
------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.7%
  Cendant Corp.*                                                     $208,320           $    6,848,520
  ICG Funding LLC, 6.75%*##                                            35,000                2,835,000
  Ithaca Industries, Inc.*                                             23,600                   79,650
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $8,955,262)                         $    9,763,170
------------------------------------------------------------------------------------------------------

Warrants - 0.4%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
  Allegiance Telecom, Inc. (Telecommunications)*                        7,700           $       23,100
  Atlantic Gulf Communities Corp. (Building)*+                            690                    1,466
  CHC Helicopter Corp. (Transportation)*                               16,000                   48,000
  Colt Telecommunications Group PLC
    (Telecommunications)*                                              12,570                4,022,400
  Crystal Oil Co., $0.075 (Energy)*                                  3,954,527                       0
  Crystal Oil Co., $0.10 (Energy)*                                   3,455,042                       0
  Crystal Oil Co., $0.125 (Energy)*                                  4,107,411                       0
  Crystal Oil Co., $0.15 (Energy)*                                   4,041,943                       0
  Crystal Oil Co., $0.25 (Energy)*                                   4,041,943                       0
  Envirosource, Inc. (Industrial)*+                                       238                    4,076
  Esat Holdings Ltd. (Telecommunications)*                              2,825                   98,875
  Grand Palais Resorts (Gaming)##*                                    111,660                        0
  Hemmeter (Entertainment)*                                           111,660                        0
  ICO, Inc. (Telecommunications)*                                     706,250                  430,812
  Knology Holdings, Inc. (Telecommunications)*##                        2,475                    6,188
  Loral Orion Network Systems Inc., 0.8463
    (Telecommunications)*                                               5,000                   50,000
  Loral Orion Network Systems Inc., 0.6628
    (Telecommunications)*                                              11,775                  235,500
  McCaw International Ltd. (Telecommunications)*##                      7,225                    9,031
  Metronet Communications Corp. (Telecommunications)*                   3,250                  130,000
  Orbital Imaging Corp. (Telecommunications)*                           2,930                  146,500
  Renaissance Cosmetics, Inc. (Consumer Goods &
    Services)*                                                          7,189                       72
  Republic Health Corp., Warrants (Medical and Health
    Technology and Services)*                                           2,500                        0
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $4,029,262)                                            $    5,206,020
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.3%
------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, 5.4s, 1998                               $  9,615           $    9,607,789
  Federal Home Loan Mortgage Corp., 5.43s, 1998                        11,000               10,980,090
  Federal Home Loan Mortgage Corp., 5.45s, 1998                         5,000                4,996,972
  Federal Home Loan Mortgage Corp., 5.46s, 1998                        25,746               25,725,186
  Federal Home Loan Mortgage Corp., 5.47s, 1998                         5,000                4,995,442
  Federal National Mortgage Assn., 5.48s, 1998                          5,000                4,987,822
  General Electric Capital Corp., due 8/03/98                           9,890                9,886,890
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   71,180,191
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,309,042,653)                                     $1,327,896,504
Other Assets, Less Liabilities - 2.0%                                                       26,911,080
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,354,807,584
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.
++Affiliated issue are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See Portfolio Notes and Notes to Financial Statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JULY 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $1,301,818,734)       $1,327,763,120
    Affiliated issuer (identified cost, $7,223,919)                     133,384
                                                                 --------------
      Total investments, at value (identified cost,
        $1,309,042,653)                                          $1,327,896,504
                                                                 --------------
  Cash                                                                  321,249
  Net receivable for forward foreign currency exchange
    subject to master netting agreements                                 16,571
  Receivable for investments sold                                    17,064,040
  Receivable for Fund shares sold                                     8,042,929
  Interest and dividends receivable                                  27,111,394
  Other assets                                                            7,569
                                                                 --------------
      Total assets                                               $1,380,460,256
                                                                 --------------
Liabilities:
  Distributions payable                                          $    3,674,956
  Payable for investments purchased                                  20,400,917
  Payable for Fund shares reacquired                                    869,547
  Payable to affiliates -
    Management fee                                                       16,179
    Shareholder servicing agent fee                                       4,179
    Distribution and service fee                                        370,367
    Administrative fee                                                      533
  Accrued expenses and other liabilities                                315,994
                                                                 --------------
      Total liabilities                                          $   25,652,672
                                                                 --------------
Net assets                                                       $1,354,807,584
                                                                 --------------
Net assets consist of:
  Paid-in capital                                                $1,542,506,080
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  18,872,432
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (204,182,456)
  Accumulated distributions in excess of net investment
    income                                                           (2,388,472)
                                                                 --------------
      Total                                                      $1,354,807,584
                                                                 ==============
Shares of beneficial interest outstanding                         240,266,218
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $792,248,984 / 140,526,548 shares of
     beneficial interest outstanding)                               $5.64
                                                                    =====
  Offering price per share (100 / 95.25)                            $5.92
                                                                    =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $473,194,293 / 83,915,271 shares of
     beneficial interest outstanding)                               $5.64
                                                                    =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $80,526,836 / 14,255,216 shares of
     beneficial interest outstanding)                               $5.65
                                                                    =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $8,837,471 / 1,569,183 shares of
     beneficial interest outstanding)                               $5.63
                                                                    =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
---------------------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 1998
---------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                     $ 58,582,659
    Dividend                                                                          865,376
                                                                                 ------------
      Total investment income                                                    $ 59,448,035
                                                                                 ------------
  Expenses -
    Management fee                                                               $  2,778,209
    Trustees' compensation                                                             32,301
    Shareholder servicing agent fee                                                   714,813
    Distribution and service fee (Class A)                                          1,166,961
    Distribution and service fee (Class B)                                          2,123,725
    Distribution and service fee (Class C)                                            343,317
    Administrative fee                                                                 91,689
    Postage                                                                            99,291
    Custodian fee                                                                      78,039
    Printing                                                                           64,412
    Auditing fees                                                                      25,638
    Legal fees                                                                          3,719
    Miscellaneous                                                                     401,162
                                                                                 ------------
      Total expenses                                                             $  7,923,276
    Fees paid indirectly                                                              (50,145)
                                                                                 ------------
      Net expenses                                                               $  7,873,131
                                                                                 ------------
        Net investment income                                                    $ 51,574,904
                                                                                 ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                      $ 25,006,250
    Foreign currency transactions                                                       1,158
                                                                                 ------------
      Net realized gain on investments and foreign currency transactions         $ 25,007,408
                                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                  $(21,700,618)
    Translation of assets and liabilities in foreign currencies                       (76,465)
                                                                                 ------------
      Net unrealized loss on investments and foreign currency translation        $(21,777,083)
                                                                                 ------------
        Net realized and unrealized gain on investments and foreign
          currency translation                                                   $  3,230,325
                                                                                 ------------
          Increase in net assets from operations                                 $ 54,805,229
                                                                                 ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                              JULY 31, 1998              JANUARY 31, 1998
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   51,574,904                $   88,991,612
  Net realized gain on investments and foreign currency
    transactions                                                 25,007,408                    39,344,739
  Net unrealized gain (loss) on investments and foreign
    currency translations                                       (21,777,083)                   15,114,461
                                                             --------------                --------------
    Increase in net assets from operations                   $   54,805,229                $  143,450,812
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (32,216,224)               $  (59,383,797)
  From net investment income (Class B)                          (16,156,146)                  (26,332,601)
  From net investment income (Class C)                           (2,602,892)                   (3,173,754)
  From net investment income (Class I)                             (187,199)                     (296,634)
                                                             --------------                --------------
    Total distributions declared to shareholders             $  (51,162,461)               $  (89,186,786)
                                                             --------------                --------------
Net increase in net assets from Fund share transactions      $  136,044,481                $  156,558,951
                                                             --------------                --------------
      Total increase in net assets                           $  139,687,249                $  210,822,977
Net assets:
  At beginning of period                                      1,215,120,335                 1,004,297,358
                                                             --------------                --------------
At end of period (including accumulated distributions
  in excess of net investment income of $2,388,472 and
  $2,800,915, respectively)                                  $1,354,807,584                $1,215,120,335
                                                             ==============                ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                              SIX MONTHS ENDED        ------------------------------------------------------------------------
                                 JULY 31, 1998             1998            1997            1996            1995           1994
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $ 5.62           $ 5.35          $ 5.24          $ 4.84          $ 5.50         $ 5.11
                                        ------           ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income                 $ 0.24           $ 0.47          $ 0.47          $ 0.45          $ 0.44         $ 0.40
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                          0.01             0.27            0.10            0.39           (0.66)          0.48
                                        ------           ------          ------          ------          ------         ------
    Total from investment
      operations                        $ 0.25           $ 0.74          $ 0.57          $ 0.84          $(0.22)        $ 0.88
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income            $(0.23)          $(0.47)         $(0.46)         $(0.44)         $(0.43)        $(0.42)
  From net realized gain on
    investments and foreign
    currency transactions                 --               --              --              --             (0.01)         (0.07)
                                        ------           ------          ------          ------          ------         ------
    Total distributions declared
      to shareholders                   $(0.23)          $(0.47)         $(0.46)         $(0.44)         $(0.44)        $(0.49)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $ 5.64           $ 5.62          $ 5.35          $ 5.24          $ 4.84         $ 5.50
                                        ======           ======          ======          ======          ======         ======
Total return(+)                          4.40%++         14.63%          11.52%          17.97%          (3.95)%        18.13%
Ratios (to average net assets)
  /Supplemental data:
  Expenses##                             0.98%+           1.01%           1.02%           1.00%           0.99%          1.00%
  Net investment income                  8.41%+           8.56%           8.92%           8.83%           8.65%          8.22%
Portfolio turnover                         72%             137%             87%             59%             59%            68%
Net assets at end of period
  (000,000 omitted)                       $792             $766            $672            $620            $524           $645
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                1993              1992             1991            1990            1989
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $ 4.89            $ 3.71           $ 4.85          $ 6.04          $ 6.17
                                                    ------            ------           ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.51            $ 0.56           $ 0.65          $ 0.69          $ 0.76
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      0.24              1.21            (1.08)          (1.13)          (0.09)
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $ 0.75            $ 1.77           $(0.43)         $(0.44)         $ 0.67
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.51)           $(0.56)          $(0.71)         $(0.75)         $(0.75)
  From net realized gain on investments and
    foreign currency transactions                     --                --               --              --             (0.05)
  From paid in capital###                            (0.02)            (0.03)            --              --              --
                                                    ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                  $(0.53)           $(0.59)          $(0.71)         $(0.75)         $(0.80)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $ 5.11            $ 4.89           $ 3.71          $ 4.85          $ 6.04
                                                    ======            ======           ======          ======          ======
Total return(+)                                     16.36%            49.64%          (10.99)%         (9.18)%         10.68%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           1.03%             1.10%            1.05%           0.87%           0.87%
  Net investment income                             10.21%            11.59%           14.97%          12.17%          12.44%
Portfolio turnover                                     75%               28%              24%             25%             34%
Net assets at end of period (000,000 omitted)         $585              $556             $380            $574            $880
###For the year ended January 1, 1989, the per share distribution from paid-in capital was $0.0004.
(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
   March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JANUARY 31,
                                      SIX MONTHS ENDED          --------------------------------------------------------------------
                                         JULY 31, 1998            1998           1997           1996            1995         1994*
                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 5.62          $ 5.35         $ 5.24         $ 4.84          $ 5.50        $ 5.27
                                                ------          ------         ------         ------          ------        ------
Income from investment operations# -
  Net investment income                         $ 0.22          $ 0.43         $ 0.43         $ 0.41          $ 0.39        $ 0.15
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                         0.01            0.27           0.10           0.39           (0.65)         0.22
                                                ------          ------         ------         ------          ------        ------
    Total from investment operations            $ 0.23          $ 0.70         $ 0.53         $ 0.80          $(0.26)       $ 0.37
                                                ------          ------         ------         ------          ------        ------
Less distributions declared to shareholders -
  From net investment income                    $(0.21)         $(0.43)        $(0.42)        $(0.40)         $(0.39)       $(0.13)
  In excess of net investment income
    and foreign currency transactions             --              --             --             --             (0.01)        (0.01)
                                                ------          ------         ------         ------          ------        ------
    Total distributions declared to
      shareholders                              $(0.21)         $(0.43)        $(0.42)        $(0.40)         $(0.40)       $(0.14)
                                                ------          ------         ------         ------          ------        ------
Net asset value - end of period                 $ 5.64          $ 5.62         $ 5.35         $ 5.24          $ 4.84        $ 5.50
                                                ======          ======         ======         ======          ======        ======
Total return                                     4.04%++        13.83%         10.66%         16.98%         (4.77)%        20.29%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                     1.68%+          1.70%          1.79%          1.85%           1.85%         1.79%+
  Net investment income                          7.70%+          7.82%          8.13%          7.99%           7.79%         6.94%+
Portfolio turnover                                 72%            137%            87%            59%             59%           68%
Net assets at end of period
  (000,000 omitted)                               $473            $385           $301           $283            $286          $371
 +Annualized.
++Not annualized.
 *For the period from the inception of Class B, September 27, 1993, through January 31, 1994.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JANUARY 31,
                                      SIX MONTHS ENDED          --------------------------------------------------------------------
                                         JULY 31, 1998            1998           1997           1996            1995        1994**
                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 5.64          $ 5.36         $ 5.25         $ 4.85          $ 5.50        $ 5.41
                                                ------          ------         ------         ------          ------        ------
Income from investment operations# -
  Net investment income                         $ 0.22          $ 0.43         $ 0.43         $ 0.41          $ 0.41        $ --
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                         --              0.28           0.11           0.39           (0.66)         0.09
                                                ------          ------         ------         ------          ------        ------
    Total from investment operations            $ 0.22          $ 0.71         $ 0.54         $ 0.80          $(0.25)       $ 0.09
                                                ------          ------         ------         ------          ------        ------
Less distributions declared to shareholders -
  From net investment income                    $(0.21)         $(0.43)        $(0.43)        $(0.40)         $(0.39)       $ --
  In excess of net investment income
    and foreign currency transactions           $ --            $ --           $ --           $ --            $(0.01)       $ --
                                                ------          ------         ------         ------          ------        ------
    Total distributions declared to
      shareholders                              $(0.21)         $(0.43)        $(0.43)        $(0.40)         $(0.40)         --
                                                ------          ------         ------         ------          ------        ------
Net asset value - end of period                 $ 5.65          $ 5.64         $ 5.36         $ 5.25          $ 4.85        $ 5.50
                                                ======          ======         ======         ======          ======        ======
Total return                                      4.03%++        13.81%         10.71%         17.03%          (4.51)%       20.94%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                      1.68%+          1.70%          1.72%          1.77%           1.79%         1.36%+
  Net investment income                           7.69%+          7.78%          8.16%          8.02%           8.01%         5.92%+
Portfolio turnover                                  72%            137%            87%            59%             59%           68%
Net assets at end of period
  (000,000 omitted)                             $   81          $   60         $   28         $   16          $    3        $    1

 +Annualized.
++Not annualized.
**For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED JANUARY 31,
                                                       SIX MONTHS ENDED                 ------------------------------
                                                          JULY 31, 1998                   1998                 1997***
                                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $ 5.61                 $ 5.35                 $ 5.34
                                                                 ------                 ------                 ------
Income from investment operations# -
  Net investment income                                          $ 0.24                 $ 0.49                 $ 0.04
  Net realized and unrealized gain on investments and
    foreign currency transactions                                  0.02                   0.25                   0.01
                                                                 ------                 ------                 ------
    Total from investment operations                             $ 0.26                 $ 0.74                 $ 0.05
                                                                 ------                 ------                 ------
Less distributions declared to shareholders from net
  investment income                                              $(0.24)                $(0.48)                $(0.04)
                                                                 ------                 ------                 ------
Net asset value - end of period                                  $ 5.63                 $ 5.61                 $ 5.35
                                                                 ======                 ======                 ======
Total return                                                      4.56%++               14.77%                  0.91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      0.69%+                 0.71%                  0.59%+
  Net investment income                                           8.67%+                 8.86%                  8.70%+
Portfolio turnover                                                  72%                   137%                    87%
Net assets at end of period (000,000 omitted)                        $9                     $4                     $3

  +Annualized.
 ++Not annualized.
***For the period from the inception of Class I, January 2, 1997, through January 31, 1997.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates markets value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Funds portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS        BASED ON GROSS INCOME
--------------------------------   ------------------------------
First $200 million 0.220%          First $22 million 3.00%
In excess of $200 million 0.187%   In excess of $22 million 2.55%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is net periodic pension expense of $8,568 for the six months ended July 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $275,473 for the six months ended July 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares purchased prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Fund is currently paying a distribution fee in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum distribution fee will commence on such date as Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $154,130 for the six months ended July 31, 1998. Fees incurred under the distribution plan during the six months ended July 31, 1998, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $20,509 and $249 for Class B and Class C shares, respectively, for the six months ended July 31, 1998. Fees incurred under the distribution plan during the six months ended July 31, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 1998, were $21,168, $332,465, and $20,849 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $957,247,740 and $881,569,516, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,309,042,653
                                                                --------------
Gross unrealized appreciation                                   $   57,890,814
Gross unrealized depreciation                                      (39,036,963)
                                                                --------------
    Net unrealized appreciation                                 $   18,853,851
                                                                ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED JULY 31, 1998         YEAR ENDED JANUARY 31, 1998
                                   -------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         26,995,780       $ 152,731,662        61,813,593       $ 337,332,651
Shares issued to shareholders
  in reinvestment of
  distributions                      3,387,023          19,143,059         6,289,201          34,320,907
Shares reacquired                  (26,182,252)       (148,046,044)      (57,415,426)       (312,709,612)
                                   -----------       -------------       -----------       -------------
    Net increase                     4,200,551       $  23,828,677        10,687,368       $  58,943,946
                                   ===========       =============       ===========       =============

Class B Shares
                                    SIX MONTHS ENDED JULY 31, 1998         YEAR ENDED JANUARY 31, 1998
                                   -------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         30,082,792       $ 170,178,549        46,709,978       $ 254,431,772
Shares issued to shareholders
  in reinvestment of
  distributions                      1,542,430           8,719,089         2,517,816          13,755,688
Shares reacquired                  (16,308,231)        (92,221,310)      (36,845,461)       (200,663,673)
                                   -----------       -------------       -----------       -------------
    Net increase                    15,316,991       $  86,676,328        12,382,333       $  67,523,787
                                   ===========       =============       ===========       =============

Class C Shares
                                    SIX MONTHS ENDED JULY 31, 1998         YEAR ENDED JANUARY 31, 1998
                                   -------------------------------      --------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          8,809,773       $  49,953,478         9,605,530       $  52,647,803
Shares issued to shareholders
  in reinvestment of
  distributions                        373,216           2,110,729           308,317           1,690,469
Shares reacquired                   (5,607,673)        (31,742,502)       (4,499,907)        (24,626,101)
                                   -----------       -------------       -----------       -------------
    Net increase                     3,575,316       $  20,321,705         5,413,940       $  29,712,171
                                   ===========       =============       ===========       =============

Class I Shares
                                    SIX MONTHS ENDED JULY 31, 1998         YEAR ENDED JANUARY 31, 1998
                                   -------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            915,235       $   5,155,222            69,923       $     380,529
Shares issued to shareholders
  in reinvestment of
  distributions                         33,163             187,125            54,394             296,608
Shares reacquired                      (21,915)           (124,576)          (53,972)           (298,090)
                                   -----------       -------------       -----------       -------------
    Net increase                       926,483       $   5,217,771            70,345       $     379,047
                                   ===========       =============       ===========       =============

(6) Line of Credit The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended July 31, 1998, was $2,496.

(7) Financial Instruments The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions.

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $16,571 Deutsche Bank at July 31, 1998.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended July 31, 1998, is set forth below:

                               BEGINNING       ENDING     DIVIDEND      ENDING
AFFILIATES                        SHARES       SHARES       INCOME       VALUE
------------------------------------------------------------------------------
Ranger Industries, Inc.          266,768      266,768      $  --      $133,384

(9) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1998, the Fund owned the following restricted securities (constituting 0.3% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                 DATE OF      SHARES/
DESCRIPTION                  ACQUISITION   PAR AMOUNT         COST       VALUE
------------------------------------------------------------------------------
Atlantic Gulf Communities
  Corp.                          9/25/95          690   $    --     $    1,466
Envirosource, Inc.               5/15/91          238        7,289       4,076
Merrill Lynch Mortgage
  Investors, Inc.,
  8.161s, 2022                   6/22/94   $4,500,000    3,119,063   4,484,531
                                                                    ----------
                                                                    $4,490,073
                                                                    ==========

MFS(R) HIGH INCOME FUND

TRUSTEES                                            CUSTODIAN
Richard B. Bailey* - Private Investor;              State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                           INVESTOR INFORMATION
                                                    For MFS stock and bond market outlooks, call
Peter G. Harwood - Private Investor                 toll free: 1-800-637-4458 anytime from a
                                                    touch-tone telephone.
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified           For information on MFS mutual funds, call your
services company)                                   financial adviser or, for an information kit,
                                                    call toll free: 1-800-637-2929 any business day
Lawrence T. Perera - Partner, Hemenway              from 9 a.m. to 5 p.m. Eastern time (or leave a
& Barnes (attorneys)                                message anytime).

William J. Poorvu - Adjunct Professor, Harvard      INVESTOR SERVICE
University Graduate School of Business              MFS Service Center, Inc.
Administration                                      P.O. Box 2281
                                                    Boston, MA 02107-9906
Charles W. Schmidt - Private Investor
                                                    For general information, call toll free:
Arnold D. Scott* - Senior Executive                 1-800-225-2606 any business day from
Vice President, Director, and Secretary,            8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                    For service to speech- or hearing-impaired, call
Jeffrey L. Shames* - Chairman, Chief                toll free: 1-800-637-6576 any business day from
Executive Officer, and Director,                    9 a.m. to 5 p.m. Eastern time. (To use this
MFS Investment Management                           service, your phone must be equipped with a
                                                    Telecommunications Device for the Deaf.)
Elaine R. Smith - Independent Consultant
                                                    For share prices, account balances, and
David B. Stone - Chairman and Director,             exchanges, call toll free: 1-800-MFS-TALK
North American Management Corp.                     (1-800-637-8255) anytime from a touch-tone
(investment advisers)                               telephone.

INVESTMENT ADVISER                                  World Wide Web
Massachusetts Financial Services Company            www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) HIGH                                                     ----------------
INCOME FUND                                                        Bulk Rate
                                                                  U.S. Postage
[Logo]M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                 MFS
  We invented the mutual fund(R)                                ----------------


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Boston, MA 02116-3741











(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
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